UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported): September 23, 2005
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                             INFOSEARCH MEDIA, INC.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

       333-97385                                           90-0002618
 (Commission File Number)                      (IRS Employer Identification No.)

              4086 Del Rey Avenue, Marina Del Rey, California 90292
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              (Address of principal executive offices and zip code)

                                 (310) 437-7380
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              (Registrant's telephone number, including area code)

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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      Written communications pursuant to Rule 425 under the Securities Act (17 CF 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. OTHER EVENTS

On September 23, 2005, the Registrant announced its new and expanded business initiatives including the offering of additional services under its ContentLogic product and the expansion of its affiliate relationships for its TrafficLogic product.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

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Exhibit No.     Description
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99.1            Press release issued by the Registrant dated September 23, 2005
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 26, 2005                      INFOSEARCH MEDIA, INC.

                                               By:/s/Frank Knuettel, II
                                                 -------------------------------
                                               Name: Frank Knuettel, II
                                               Title: Chief Financial Officer